================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2005


                             SEMOTUS SOLUTIONS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            NEVADA                         0-21069               36-3574355
--------------------------------------------------------------------------------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


               718 University Ave., Suite 202 Los Gatos, CA 95032
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 399-6120
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))
================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective as of December 14, 2005, we appointed Pamela LaPine as our new President. Mr. Anthony LaPine has resigned from his position as President as of December 14, 2005, but will remain our Chief Executive Officer and Chairman of the Board. In addition, and also effective December 14, 2005, we appointed Mr. Umair Khan as our Chief Operating Officer.

The following are descriptions of the business experience of each of Ms. Pamela LaPine and Mr. Umair Khan for at least the past five years:

Mr. Umair Khan, age 35, has been appointed as our Chief Operating Officer. Mr. Khan co-founded Clickmarks in 1999 and currently serves as its Chairman and President, and formerly served as its CEO, prior to its acquisition by Semotus. Mr. Khan was also Founder and Chairman of Wordwalla, a venture-backed Silicon Valley company providing multilingual software solutions for web and mobile applications. He also co-founded Chowk, a niche web portal focused on South Asia. Mr. Khan has over 25 industry patents granted or pending in Computer System Design and Architecture, including four from his work as a Lead Engineer at Intel Corporation. Mr. Khan received a BS in Mathematics with Computer Science and an MS in Computer Engineering from MIT, where in 1991 he was elected Institutional Nominee by the Department of Mathematics, as one of six distinguished scholars in Mathematics.

Mrs. Pamela LaPine, age 47, has been appointed as our new President. Ms. LaPine has been our Executive Vice President since 2000. She is responsible for the sales, account management and strategic direction of the Company's product platform. She possesses over 20 years of management experience in Silicon Valley high tech companies in the areas of P&L, strategic direction, corporate operations, finance, marketing and business development. Ms. LaPine has held executive positions with Partners Petroleum and Olympiad Corporation, and served as Marketing Director at Digital Recording Corporation. She also guided strategic planning initiatives at LaPine Technologies. Ms. LaPine attended the University of Utah and is taking courses at Harriot Watt University where she is working towards an MBA.


ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) N/A.

     (b) N/A.

     (c) Exhibits. The following exhibits are filed with this report:


Exhibit Number     Description
--------------     -----------
     99.1          Press Release dated December 15, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      SEMOTUS SOLUTIONS, INC.



     Date: December 16, 2005          By:  /s/ Anthony N. LaPine
                                           -------------------------
                                           Anthony N. LaPine,
                                           President and Chief Executive Officer